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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2006

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                    000-31635                                   95-4333817
               (Commission File No.)                         (IRS Employer
                                                           Identification No.)

                776 Palomar Avenue
              Sunnyvale, California                               94085
     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 1, 2006, the Compensation Committee (the "Compensation Committee") of the Board of Directors of Endwave Corporation (the "Company") voted to award bonuses to the Company's named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in respect of the officers' and the Company's performance for the fiscal year ended December 31, 2005. The bonus payments were based on meeting specified targets for four financial metrics: revenues, gross margin, operating profit, and cash flow from operations. In addition, there was a discretionary component based on several factors, including, but not limited to: individual performance, team performance, leadership and sales efforts. The Compensation Committee awarded fiscal year 2005 bonuses as follows:

                  NAME AND TITLE                                    BONUS
-----------------------------------------------------             ---------
Edward A. Keible, Jr.                                             $ 170,000
 President and Chief Executive Officer
Julianne M. Biagini                                               $  80,000
 Chief Financial Officer and Executive Vice President
John J. Mikulsky                                                  $  90,000
 Chief Operating Officer and Executive Vice President

         On February 1, 2006, the Compensation Committee also established fiscal 2006 base salaries for the named executive officers. The Compensation Committee annually evaluates the performance and determines the compensation of the Company's officers based on the Compensation Committee's assessment of the individual performance of the executive officers, their achievement of corporate goals, and compensation at comparable companies. The 2006 base salaries for the named executive officers are listed in Exhibit 10.1 and are incorporated herein by reference. These salaries may be changed at any time at the discretion of the Compensation Committee. Each of the named executive officers is employed "at will."

         On February 1, 2006, the Board of Directors (the "Board") of the Company approved the Executive Incentive Compensation Plan, as recommended by the Compensation Committee. The Executive Incentive Compensation Plan is attached as Exhibit 10.2 and is incorporated herein by reference.

         Additionally, on February 1, 2006, the Board amended the 2000 Non-Employee Directors' Stock Option Plan (the "Director Plan") to change the number of shares subject to annual option grants (but not initial option grants) issued under the Director Plan to 6,000 shares.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d)      Exhibits:

EXHIBIT NO.  EXHIBIT TITLE
-----------  -------------------------------------------------------------------
10.1         2006 Base Salaries for Named Executive Officers.

10.2         Executive Incentive Compensation Plan.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ENDWAVE CORPORATION

Dated: February 7, 2006                      By:    /s/ JULIANNE M. BIAGINI
                                                    ----------------------------
                                                    Julianne M. Biagini

                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NO.  DESCRIPTION
-----------  -------------------------------------------------------------------
10.1         2006 Base Salaries for Named Executive Officers.
10.2         Executive Incentive Compensation Plan.